EXECUTION COPY

THIS INSTRUMENT IS SUBJECT TO THE TERMS OF A SUBORDINATION AGREEMENT DATED AS OF DECEMBER 30, 2011, AS AMENDED, AND AS IT MAY BE FURTHER AMENDED, RESTATED OR MODIFIED FROM TIME TO TIME, BY NEWSPRING SBIC MEZZANINE CAPITAL II, L.P. (FOR ITSELF AND IN ITS CAPACITY AS COLLATERAL AGENT FOR THE INVESTORS), PEACHTREE II, L.P., AND PNC BANK, NATIONAL ASSOCIATION, AS AGENT FOR THE LENDERS (AS DEFINED THEREIN) (AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS), EMTEC, INC. AND EACH OTHER OBLIGOR A PARTY THERETO FROM TIME TO TIME, AND EACH HOLDER HEREOF BY ITS ACCEPTANCE HEREOF SHALL BE BOUND BY THE PROVISIONS OF SUCH SUBORDINATION AGREEMENT.

AMENDMENT NO. 2 TO SUBORDINATED LOAN AGREEMENT

THIS AMENDMENT NO. 2 TO SUBORDINATED LOAN AGREEMENT (this "Amendment") is made this 29th day of August, 2012 by and among Emtec, Inc., a Delaware corporation ("Emtec") and those Subsidiaries of Emtec (individually and collectively, together with Emtec, "Borrowers") listed on Appendix I to the Amended and Restated Subordinated Loan Agreement dated December 30, 2011 (as amended, restated or otherwise modified from time to time, the "Loan Agreement") by and among Existing Borrowers, NewSpring SBIC Mezzanine Capital II, L.P. ("NewSpring") and Peachtree II, L.P. ("Peachtree," together with NewSpring, the "Investors") and NewSpring in its capacity as collateral agent for the Investors ("Collateral Agent").

WITNESSETH:

WHEREAS, the Borrowers have requested, and the Investors and Collateral Agent have agreed, to make certain modifications to the Loan Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the undersigned hereby agree as follows:

1. Defined Terms. Capitalized terms used and not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

2. Amendments to Loan Agreement. The Loan Agreement is hereby amended as set forth on Exhibit A attached hereto.

3. Effective Date; Conditions Precedent. This Amendment shall become effective on the date (the "Effective Date") on which the following documents and other items listed below have been delivered to Investors:

a. counterparts of this Amendment, which, taken together, bear the signatures of all parties hereto;

b. payment of all fees, expenses and other obligations of the Borrowers which are then due in accordance with this Amendment and the Loan Agreement (including payment of all reasonable fees and expenses of legal counsel to Investors and Collateral Agent); and

c. such other documents and actions relating to the transactions set forth in this Amendment as the Investors and Collateral Agent may reasonably request.

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4. Representations and Warranties. Borrowers hereby represent and warrant to the Investors that the representations and warranties set forth in Article 4 of the Loan Agreement are true and correct in all material respects as of the date hereof and the Effective Date; and no Event of Default or Default has occurred and is continuing under the Loan Agreement.

5. Ratification of Loan Documents. This Amendment is hereby incorporated into and made a part of the Loan Agreement and all other Loan Documents respectively, the terms and provisions of which, except to the extent expressly modified by this Amendment, are each ratified and confirmed and continue unchanged in full force and effect. Any reference to the Loan Agreement and all other Loan Documents respectively in this or any other instrument, document or agreement related thereto or executed in connection therewith shall mean the Loan Agreement and all other Loan Documents respectively as amended by this Amendment. This Amendment does not and shall not be deemed to constitute a waiver by Collateral Agent or any Investor of any Default, Event of Default, or of any of Collateral Agent's or Investors' rights or remedies.

6. Fees and Expenses. Borrowers agree to pay Investors and Collateral Agent for all reasonable fees and expenses (including without limitation reasonable fees and expenses of counsel) incurred by Investors and Collateral Agent and their counsel in connection with the due diligence review, the preparation, execution and delivery of this Amendment.

7. Choice of Law. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to the principles of conflicts of law.

8. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original for all purposes, but all of which taken together shall constitute only one agreement. This Amendment shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories.

9. Entirety. This Amendment, together with the Loan Agreement, and the other Loan Documents, represents the entire agreement of the parties hereto and thereto, and supersedes all prior agreements and understandings, oral and written, if any, including any commitment letters or correspondence relating to the other Loan Documents or the transactions contemplated herein or therein.

10. No Waiver. Except as expressly set forth herein, the execution, delivery and performance of this Amendment shall not operate as a waiver of any right, power or remedy of Collateral Agent or any Investor under the Loan Agreement or Loan Documents or constitute a waiver of any provision thereof.

IN WITNESS WHEREOF, the undersigned have executed this Amendment under seal the day and year first above written.

EMTEC, INC., a Delaware corporation

By: ______________________
Name: Gregory P. Chandler
Title: CFO

EMTEC, INC., a New Jersey corporation

By: ______________________
Name: Sam Bhatt
Title: VP Finance

EMTEC INFRASTRUCTURE SERVICES CORPORATION

By: ______________________
Name: Sam Bhatt
Title: VP Finance

EMTEC VIASUB, LLC

By: ______________________
Name: Sam Bhatt
Title: VP Finance

EMTEC GLOBAL SERVICES LLC

By: ______________________
Name: Sam Bhatt
Title: VP Finance

KOAN-IT (US) CORP.

By: ______________________
Name: Sam Bhatt
Title: VP Finance

(Signature Page to Amendment)

EMTEC FEDERAL, INC.

By: ____________________
Name: SAM BHATT
Title: VP Finance

eBUSINESS APPLICATION SOLUTIONS, INC.

By: ____________________
Name: SAM BHATT
Title: VP Finance

LUCBO, INC.

By: ____________________
Name: SAM BHATT
Title: VP Finance

AVEEVA, INC.

By: ____________________
Name: SAM BHATT
Title: VP Finance

SECURE DATA, INC.

By: ____________________
Name: GREGORY P. CHANDLER
Title: CFO

COVELIX, INC.

By: ____________________
Name: GREGORY P. CHANDLER
Title: CFO

(Signature Page to Amendment)

DINERO SOLUTIONS, LLC

By: ______________________
Name: [illegible]
Title: CFO

GNUCO, LLC

By: ______________________
Name: SAM BHATT
Title: VP Finance

EMTEC INFRASTRUCTURE SERVICES CANADA CORPORATION

By: ______________________
Name: SAM BHATT
Title: VP. Finance

(Signature Page to Amendment)

NEWSPRING SBIC MEZZANINE CAPITAL II, L.P., for itself and as Collateral Agent

By: NSM SBIC II GP, L.P.
Its General Partner

By: NSM SBIC II GP, LLC
Its General Partner

By: ______________________
Steven D. Hobman
President

PEACHTREE II, L.P.

By: Peachtree II Management, LLC,
Its General Partner

By: ______________________
Name:
Title:

EXHIBIT A

AMENDMENTS TO LOAN AGREEMENT

1. The definition of "*Fixed Charge Coverage Ratio*" in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:

> "*Fixed Charge Coverage Ratio*" means the ratio of: (a) Pro Forma Adjusted EBITDA minus cash taxes paid (less any refund received never less than $0), distributions and Unfunded Capital Expenditures to (b) Fixed Charges.

2. Section 8.14(a) of the Loan Agreement (Financial Ratios and Covenants; Total Funded Senior Debt to Pro Forma Adjusted EBITDA) is hereby amended and restated in its entirety as follows:

> Total Funded Senior Debt to Pro Forma Adjusted EBITDA Ratio. Emtec and its consolidated Subsidiaries shall maintain: (i) as of the last Business Day of the fiscal quarter ending August 31, 2012, a ratio of (i) Total Funded Senior Debt on such date to (ii) Pro Forma Adjusted EBITDA on a trailing twelve (12) months basis for such period, of not greater than 4.5 to 1.0; and (ii) thereafter as of the last Business Day of each fiscal quarter ending on February 28th, May 31st and August 31st of each fiscal year, a ratio of (i) Total Funded Senior Debt on such date to (ii) Pro Forma Adjusted EBITDA on a trailing twelve (12) months basis for such period, of not greater than 3.75 to 1.0; provided, that if the Companies sell the Federal Procurement Business, then Emtec and its consolidated Subsidiaries shall maintain as of the last Business Day of each fiscal quarter thereafter, a ratio of (i) Total Funded Senior Debt on such date to (ii) Pro Forma Adjusted EBITDA on a trailing twelve (12) months basis for such period, of not greater than 3.75 to 1.0.

3. Section 8.14(b) of the Loan Agreement (Financial Ratios and Covenants; Minimum Fixed Charge Coverage Ratio) is hereby amended and restated in its entirety as follows:

> Minimum Fixed Charge Coverage Ratio. Emtec and its consolidated Subsidiaries shall maintain, as of the last Business Day of each fiscal quarter on a trailing twelve (12) months basis, a Fixed Charge Coverage Ratio of not less than 1.25 to 1.0.